DOUBLELINE FUNDS TRUST

DoubleLine Floating Rate Fund (the “Fund”)

Supplement dated August 29, 2025 to the Fund’s Summary Prospectus

(the “Summary Prospectus”), Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”), each dated July 31, 2025,

as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of DoubleLine Funds Trust (the “Board”) approved a proposal under which, subject to shareholder approval, the Fund would be merged with and into the American Beacon DoubleLine Floating Rate Income Fund (the “Acquiring Fund”), a series of the American Beacon Funds (the “Transaction”). The Fund and Acquiring Fund have substantially similar principal investment strategies and have the same portfolio management team. DoubleLine Capital LP, the adviser to the Fund, serves as the sub-adviser to the Acquiring Fund. American Beacon Advisors, Inc. serves as the investment adviser to the Acquiring Fund. Completion of the proposed Transaction, often called a “fund adoption,” is subject to, among other things, approval by the shareholders of the Fund.

If approved by the Fund’s shareholders, the proposed Transaction is expected to be completed in the first quarter of 2026, although this timeline is subject to adjustment. A Combined Proxy Statement and Prospectus related to a special meeting of shareholders of the Fund is expected to be sent to shareholders of the Fund in the fourth quarter of 2025. Those materials will describe the Transaction in more detail and the reasons for the Board’s approval of the proposed Transaction. Shareholders of the Fund should watch for the arrival of these important materials. This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE